UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
October 13, 2006
THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-110616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)
(225) 932-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Investment Agreement - US Company
Investment Agreement - UK Company
Amendment No.4 dated October 13, 2006
Put Option Agreement - US acquisition company
Put Option Agreement - UK acquisition company
Shareholders Agreement - US Company
Shareholders Agreement - UK Company
Bond Trust Deed
Parent Pledge Agreement
Issuer Pledge Agreement
Deed of Charge
Irrevocable Direct Pay Letter of Credit - Principal
Irrevocable Direct Pay Letter - Interest
Reimbursement Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
The Shaw Group Inc., a Louisiana corporation, (the “Company”), entered into Amendment No. 4 dated October 13, 2006, (“Amendment No. 4”), to that certain Credit Agreement dated April 25, 2005, among the Company, as borrower; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman Islands branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; Regions Bank as co-documentation agent, Merrill Lynch Pierce, Fenner & Smith, Incorporated, as co-documentation agent, the guarantors signatory thereto and the other lenders signatory thereto (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2005) (the “Credit Agreement”), as amended by Amendment No. 1 dated October 3, 2005, (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 4, 2005), (“Amendment No. 1”), Amendment No. 2 dated February 27, 2006, (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 28, 2006), (“Amendment No. 2”) and Amendment No. 3 dated June 20, 2006 (“Amendment No. 3” and, together with Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 the “Amended Credit Agreement”). Capitalized terms not defined herein have the meanings specified in the Amended Credit Agreement.
In connection with Amendment No. 4, the Company has, among other things, (i) increased the revolving credit and financial letter of credit sublimits by increasing the Aggregate Revolving Credit Commitment and Aggregate Revolving Credit and Financial LC Commitment to $525 million, and (ii) increased the Aggregate Facility LC Commitment and overall Aggregate Commitment by $100 million from $750 million to $850 million. In addition, the Company has the option to increase the Aggregate Facility LC Commitment and overall Aggregate Commitment from time to time by an additional $150 million. The Amended Credit Agreement expires and is repayable in full on April 25, 2010.
The Company and certain of its subsidiaries remain guarantors of the Company’s obligations under the Amended Credit Agreement pursuant to the Security Agreement, as amended by Amendment No. 1 and Amendment No. 2.
The foregoing is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
As more fully described in the Company’s Current Report on Form 8-K filed on October 6, 2006, the Company, Nuclear Energy Holdings, L.L.C., a 100% owned special purpose acquisition subsidiary of the Company (“NEH”), Toshiba and Toshiba’s U.S. acquisition company entered into an investment agreement on October 4, 2006 pursuant to which the NEH would purchase a 20% ownership interest in Toshiba’s U.S. acquisition subsidiary for $800 million. Also on October 4, 2006, the Company, NEH, Toshiba and Toshiba’s U.K. acquisition company entered into a similar investment agreement pursuant to which NEH would purchase a 20% ownership interest in Toshiba’s U.K. acquisition subsidiary (together with the U.S. acquisition subsidiary, the “Acquisition Companies”) for $280 million. On October 13, 2006, the transactions contemplated by the investment agreements were completed and NEH acquired a 20% ownership interest in each of the Acquisition Companies for the aggregate amount of $1.08 billion. The amounts paid by NEH to the Acquisition Companies were then used by the Acquisition Companies to fund a portion of the purchase price of the acquisition of the Westinghouse Group, which was completed on October 16, 2006. The investment agreements are filed herewith as Exhibits 2.01 and 2.02.
Earlier this year, Toshiba Corporation (“Toshiba”) was declared the successful bidder to acquire Westinghouse from British Nuclear Fuels Limited for $5.4 billion. Westinghouse is a leading supplier of nuclear plant products and technologies to utilities throughout the world.
At the closing under the investment agreements on October 13, 2006, Toshiba and NEH entered into a put option agreement pursuant to which Toshiba granted to NEH an option to sell some or all of NEH’s shares in the U.S. Acquisition Company back to Toshiba for at least 97% of NEH’s original purchase price for the shares. Also on October 13, 2006, Toshiba and NEH entered into a put option agreement pursuant to which Toshiba granted to NEH an option to sell some or all of NEH’s shares in the UK Acquisition Company back to Toshiba for at least 97% of NEH’s original purchase price for the shares. The purchase price under each of the put option agreements is expressed in Japanese yen based on exchange rates agreed at the time of the agreements. The put options are exercisable at any time from March 31, 2010 through September 30, 2012 (subject to limited extensions in certain circumstances), or earlier in the event of certain Toshiba credit related events. The put option agreements are filed herewith as Exhibits 10.2 and 10.3.
As more fully described in the Company’s Current Report on Form 8-K filed on October 6, 2006, in connection with entering into the investment agreements, on October 4, 2006, NEH entered into shareholder agreements with each of the other shareholders and Toshiba with respect to the Acquisition Companies setting forth certain agreements regarding the capitalization, management, control and other matters relating to the Acquisition Companies. Under the shareholders agreements, the Acquisition Companies will distribute agreed percentages of the net income of the group to its shareholders as dividends, and the shares to be owned by NEH will be entitled to limited preferences with respect to dividends to the extent that targeted minimum dividends are not distributed. The shareholders agreements are filed herewith as Exhibits 10.4 and 10.5.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
NEH financed its acquisition referred to in 2.01 with funding raised through a private placement of Japanese Yen-denominated JPY 128.98 billion face amount of limited recourse bonds (the “Bonds”), which was equivalent to an approximate $1.08 billion. This financing was completed on October 13, 2006. The Bonds were issued in two tranches, a floating-rate tranche and a fixed-rate tranche, and will mature March 15, 2013. The JPY 78.00 billion (equivalent to approximately $653 million) floating-rate tranche was issued with a floating coupon rate of 0.70% above the six-month Yen LIBOR rate. NEH has entered into a separate hedging transaction which fixes the interest cost on the floating-rate bonds. The JPY 50.98 billion (equivalent to approximately $427 million) fixed-rate tranche was issued with a coupon rate of 2.20%. The Bonds are secured by the put options described in Item 2.01 herein, the assets of and 100% of the membership interests in NEH, its shares in the Acquisition Companies, a $36 million letter of credit established by the Company for the benefit of NEH and the Interest LC (described below). The Bonds have no further recourse to the Company. In connection with the issuance of the Bonds, the Company established a letter of credit for approximately $113 million for the benefit of NEH (the “Interest LC”) in an aggregate amount to cover Bond interest payments for a specified period and certain other transaction costs and expenses.
The Bonds are governed by a bond trust deed entered into on October 13, 2006 between NEH and The Bank of New York, as trustee. The bond trust deed is filed hereto as Exhibit 10.6. The Bonds are secured in part by the assets of and 100% of the membership interests in NEH and its shares in the Acquisition Company, all of which are pledged to the Bank of New York as trustee of the Bonds under a deed of charge dated October 13, 2006 among NEH, the trustee and Morgan Stanley Capital Services as swap provider, a parent pledge agreement entered into on October 13, 2006 between the Company and the Bank of New York and an issuer pledge agreement entered into on October 13, 2006 between NEH and the Bank of New York. The deed of charge, parent pledge agreement and issuer pledge agreement are each filed herewith as exhibits.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
Under Regulation S-X of the Securities Act of 1933, as amended, the Company will be required to prepare and file certain historical financial statements, pro forma financial statements and related notes regarding the Company’s indirect acquisition of a 20% interest in Westinghouse. These financial statements, pro forma financial statements and related notes are not being provided with this Current Report on Form 8-K. Instead, as permitted by Instruction 5 of Item 2.01 and Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, the Company will file such required financial statements and related notes not later than 71 calendar days after the date that this required Form 8-K was required to be filed through an amendment to this Form 8-K.
(b) Pro forma Financial Information
See 9.01(a) above.
(c) Exhibits. The following exhibits are filed as exhibits to this Current Report on Form 8-K.
2.01	Investment Agreement, dated as of October 4, 2006, by and among Toshiba, Toshiba Nuclear Energy Holdings (US) Inc., a Delaware corporation (the “US Company”), Shaw and NEH

2.02	Investment Agreement, dated as of October 4, 2006, by and among Toshiba, Toshiba Nuclear Energy Holdings (UK) Limited, a company registered in England with registered number 5929672 (the “UK Company”), Shaw and NEH

10.1	Amendment No. 4 dated October 13, 2006, among the Company, as borrower; the subsidiaries of the Company signatories thereto, as guarantors; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; and the other lenders signatory thereto.

10.2	Put Option Agreement, dated as of October 13, 2006, between NEH and Toshiba related to shares in the US acquisition company

10.3	Put Option Agreement, dated as of October 13, 2006, between NEH and Toshiba related to shares in the UK acquisition company

10.4	Shareholders Agreement, dated as of October 4, 2006, by and among Toshiba, the US Company, NEH, TSB Nuclear Energy Investment US Inc., a Delaware corporation and a wholly owned subsidiary of Toshiba and Ishikawajima-Harima Heavy Industries Co., Ltd., a corporation organized under the laws of Japan (“IHI”)

10.5	Shareholders Agreement, dated as of October 4, 2006, by and among Toshiba, the UK Company, NEH, IHI and TSB Nuclear Energy Investment UK Limited, a company registered in England with registered number 5929658

10.6	Bond Trust Deed, dated as of October 13, 2006, between NEH and The Bank of New York, as trustee

10.7	Parent Pledge Agreement, dated as of October 13, 2006, between the Company and The Bank of New York

10.8	Issuer Pledge Agreement, dated as of October 13, 2006, between NEH and The Bank of New York

10.9	Deed of Charge, dated as of October 13, 2006, among NEH, The Bank of New York, as trustee, and Morgan Stanley Capital Services Inc. as swap counterparty.

10.10	Irrevocable Direct Pay Letter of Credit (Principal Letter of Credit) effective October 13, 2006 of Bank of America in favor of NEH.

10.11	Irrevocable Direct Pay Letter of Credit (Interest Letter of Credit) effective October 13, 2006 of Bank of America in favor of NEH.

10.12	Reimbursement Agreement dated as of October 13, 2006, between the Company and Toshiba.

99.1	Press Release dated October 17, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.
(Registrant)

Date: October 18, 2006	By:	/s/ Gary P. Graphia

Gary P. Graphia
Secretary and General Counsel

THE SHAW GROUP INC.
EXHIBIT INDEX
Form 8-K
October 13, 2006

Exhibit Number	Description

2.01	Investment Agreement, dated as of October 4, 2006, by and among Toshiba, Toshiba Nuclear Energy Holdings (US) Inc., a Delaware corporation (the “US Company”), Shaw and NEH

2.02	Investment Agreement, dated as of October 4, 2006, by and among Toshiba, Toshiba Nuclear Energy Holdings (UK) Limited, a company registered in England with registered number 5929672 (the “UK Company”), Shaw and NEH

10.1	Amendment No. 4 dated October 13, 2006, among the Company, as borrower; the subsidiaries of the Company signatories thereto, as guarantors; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; and the other lenders signatory thereto.

10.2	Put Option Agreement, dated as of October 13, 2006, between NEH and Toshiba related to shares in the US acquisition company

10.3	Put Option Agreement, dated as of October 13, 2006, between NEH and Toshiba related to shares in the UK acquisition company

10.4	Shareholders Agreement, dated as of October 4, 2006, by and among Toshiba, the US Company, NEH, TSB Nuclear Energy Investment US Inc., a Delaware corporation and a wholly owned subsidiary of Toshiba and Ishikawajima-Harima Heavy Industries Co., Ltd., a corporation organized under the laws of Japan (“IHI”)

10.5	Shareholders Agreement, dated as of October 4, 2006, by and among Toshiba, the UK Company, NEH, IHI and TSB Nuclear Energy Investment UK Limited, a company registered in England with registered number 5929658

10.6	Bond Trust Deed, dated as of October 13, 2006, between NEH and The Bank of New York

10.7	Parent Pledge Agreement, dated as of October 13, 2006, between the Company and The Bank of New York

10.8	Issuer Pledge Agreement, dated as of October 13, 2006, between NEH and The Bank of New York

10.9	Deed of Charge, dated as of October 13, 2006, among NEH, The Bank of New York, as trustee, and Morgan Stanley Capital Services Inc. as swap counterparty.

10.10	Irrevocable Direct Pay Letter of Credit (Principal Letter of Credit) effective October 13, 2006 of Bank of America in favor of NEH.

Exhibit Number	Description

10.11	Irrevocable Direct Pay Letter of Credit (Interest Letter of Credit) effective October 13, 2006 of Bank of America in favor of NEH.

10.12	Reimbursement Agreement dated as of October 13, 2006, between the Company and Toshiba.

99.1	Press Release dated October 17, 2006.